Exhibit 99.1

ZEUUS Inc, Announces updates related to Reg A and 211 filings with the SEC

NEW YORK, New York, May 8, 2023 — ZEUUS Inc. (OTC: ZUUS), (“ZEUUS” or the “Company”), a diversified data centric and green energy company, is is providing an update on its Regulation A offering and ongoing Rule 15c2-11 review process.

The company is in the process of preparing a post-qualification amendment to its Regulation A offering for its yearly update. As the Company also files annual, quarterly and periodic reports with the SEC under the Exchange Act, the post-qualification amendment is not expected to contain material new information.

The Company also continues to work with a market maker to complete the 15c2-11 information review process to allow broker-dealer proprietary quotations and piggy-back qualification under the 211 Rule. The process also involves a review and comments by FINRA, a regulatory body, and has proven to be time-consuming though the Company continues to work diligently on the effort. Currently, quotations of our stock on OTC Markets reflect unsolicited customer orders. Upon completion of the 211 process, broker-dealers will also be able to publish competing quotes and provide continuous market making activity.

In response to shareholder feedback, ZEUUS INC plans to provide regular news releases and updates regarding these two important regulatory processes as well as the Company’s business and operations.

About ZEUUS Inc.

ZEUUS has three key divisions that are designed to synergistically address market opportunities. They are as follows:

●	ZEUUS Data Centers, will focus on delivering modern and modular state of the art Data Centers, that are safe, efficient, and cost effective.

●	ZEUUS Cyber Security, will focus on data protection both inside and outside the data centers of ZEUUS by providing end-to-end continuous cyber security.

●	ZEUUS Energy is focused on developing and producing carbon neutral efficient electrical energy generation.

By combining the power of its three divisions, ZEUUS intends to deliver cost-effective sustainable solutions to its customers.

The Company believes that it has strong economic prospects by the following dynamics of the data storage, green energy generation and cyber security.

For more information, please visit the Company’s website at www.zeuus.com

Information on our website does not constitute a part of this press release.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Zeuus, Inc.’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Zeuus, Inc.’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Zeuus, Inc. assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONTACT DETAILS

For further information please refer to:

Website: ZEUUS.COM

Email: info@zeuus.com